UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders held on April 30, 2020 (the “Annual Meeting”), the shareholders of Welltower Inc. (the “Company”) elected the eight directors nominated by the Board to serve until the 2021 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; the shareholders approved the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 20, 2020.

The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal #1 — The election of eight directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	327,191,436	1,813,602	478,334	40,000,658
Thomas J. DeRosa	308,414,069	20,227,771	841,532	40,000,658
Karen B. DeSalvo	328,477,154	551,015	455,203	40,000,568
Jeffrey H. Donahue	314,558,378	14,444,230	480,764	40,000,568
Sharon M. Oster	312,503,955	16,559,893	419,524	40,000,568
Sergio D. Rivera	325,482,253	3,519,494	481,625	40,000,568
Johnese M. Spisso	328,401,290	593,332	477,140	40,000,568
Kathryn M. Sullivan	320,634,489	8,396,860	452,023	40,000,568

Each of the directors was elected at the Annual Meeting.

Proposal #2 — The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstentions	Broker Non-Votes
351,524,971	17,325,653	633,406	0

This proposal was approved at the Annual Meeting.

Proposal #3 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
308,574,481	20,018,312	890,579	40,000,658

This proposal was approved at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: May 4, 2020	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Senior Vice President – General Counsel & Corporate Secretary